UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20509

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):      March 14, 2007

THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 749-7600

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 14, 2007, Stuart M. Stolper, a named executive officer of The Talbots, Inc. (the “Company”), announced his intention to retire from his position as the Company’s Senior Vice President, Human Resources effective April 1, 2007.

  John Fiske has been appointed to serve as Senior Vice President, Human Resources of the Company effective April 1, 2007. Since March 2005, Mr. Fiske has served as Senior Vice President/Human Resources of The J. Jill Group, Inc., which became a wholly-owned subsidiary of the Company in May 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: March 20, 2007	By:	/s/ Richard T. O'Connell, Jr.
	Name:	Richard T. O’Connell, Jr.
	Title:	Executive Vice President, Legal and Real Estate and Secretary